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                                                                       EXHIBIT 4

                             Joint Filing Agreement

     The undersigned hereby agree that the statement on Schedule 13D with respect to the shares of Common Stock of Coventry Health Care, Inc. is, and any amendment thereto signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of 13d-1(k) under the Securities Exchange Act of 1934, as amended.


Dated: May 11, 2000                     WARBURG, PINCUS VENTURES, L.P.

                                        By: Warburg, Pincus & Co.,
                                            General Partner

                                        By: /s/ Stephen Distler
                                            ------------------------------
                                            Partner


Dated: May 11, 2000                     WARBURG, PINCUS & CO.

                                        By: /s/ Stephen Distler
                                            ------------------------------
                                            Partner


Dated: May 11, 2000                     E.M. WARBURG, PINCUS & CO., LLC

                                        By: Warburg, Pincus & Co.,
                                            General Partner

                                        By: /s/ Stephen Distler
                                            ------------------------------
                                            Partner


Dated: May 11, 2000                     WARBURG, PINCUS EQUITY PARTNERS, L.P.

                                        By: Warburg, Pincus & Co.,
                                            General Partner

                                        By: /s/ Stephen Distler
                                            ------------------------------
                                            Partner

Dated: May 11, 2000                     By: /s/ Joel Ackerman
                                            ------------------------------
                                            Name: Joel Ackerman
                                                  Trustee


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Dated: May 11, 2000                     By: /s/ Patrick Hackett
                                            ------------------------------
                                            Name: Patrick Hackett
                                                  Trustee


Dated: May 11, 2000                     By: /s/ Jonathan Leff
                                            ------------------------------
                                            Name: Jonathan Leff
                                                  Trustee


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